                                                                    Exhibit 99.1

                         United States Bankruptcy Court
                           Southern District of Texas
                                Houston Division

Case name: Encompass Services Corp., et al
Petition Date: November 19, 2003
Case number: 02-43582-H4-11
Monthly Operating Report for November and December, 2003

The Company cautions readers to not place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

Monthly Operating Report Summary for Month November and December Year 2002


                                 Filing date 11/19/02
                                     to month end      Month ended  Month ended  Month ended  Month ended  Month ended  Month ended
Month                               November 2002        12/31/02     1/31/03      2/28/03      3/31/03      4/30/03      5/31/03
-----                            --------------------  ------------ -----------  -----------  -----------  -----------  -----------
Revenues (MOR-6)                         45,682,729    110,752,289
Income (loss) before Int,
 Deprec./Tax (MOR-6)                     (5,224,194)   (18,220,245)
Net Income (Loss) (MOR-6)               (11,175,639)   (83,600,290)
Payments to Insiders (MOR-9)                205,297        311,282
Payments to Professionals (MOR-9)                 0        551,311
Post-petition disbursements from
 continuing operations (MOR-7)           33,041,000    162,195,000

     *** The original of this document must be filed with the United States
    Bankruptcy Court and a copy must be sent to the United States Trustee***

      REQUIRED INSURANCE MAINTAINED                                       Are all accounts receivable being collected
           AS OF SIGNATURE DATE                         EXP. DATE          within terms? No
      -----------------------------                     ---------
CASUALTY                 Yes (X)   NO ( )   see attached Policy Summary   Are all post-petition liabilities, including taxes,
LIABILITY                Yes (X)   NO ( )   see attached Policy Summary    being paid within terms? Yes
VEHICLE                  Yes (X)   NO ( )   see attached Policy Summary
WORKER'S                 Yes (X)   NO ( )   see attached Policy Summary   Have any pre-petition liabilities been paid? Yes
OTHER                    Yes (X)   NO ( )   see attached Policy Summary   If so, describe: Pursuant to court orders only

ATTORNEY NAME:           Alfredo R. Perez                                 Are all funds received being deposited into
FIRM:              Weil, Gotshal & Manges LLP                              DIP bank accounts? Yes
ADDRESS:            700 Louisiana, Suite 1600                             Were any assets disposed of outside the normal
ADDRESS:                                                                   course of business? Yes
CITY, STATE, ZIP:        Houston, TX 77002
TELEPHONE:                 713.546.5040                                   If so, describe: Specific operating units pursuant to
                                                                           court orders dated 12/18/02, 12/30/02 and 12/31/02
MOR-1
                                                                          Are all U.S. Trustee Quarterly Fee Payments current? Yes
                                                                          What is the status of your Plan of Reorganization?
                                                                          Not yet filed

                                                                          I certify under penalty of perjury that the
                                                                          following complete Monthly Operating Report (MOR),
                                                                          consisting MOR-1 through MOR-9 plus attachments,
                                                                          is true and correct.

                                                                          SIGNED:
                                                                                  -------------------------------------
                                                                          TITLE:
                                                                                 -------------------------------------

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

Coverage                                             Policy No                                Insuring Company           Expiration
--------                                             ---------                                ----------------           ----------
All-Risk Property & Inland Marine           MCP371774800                                 Zurich American Ins Co            05/01/03
All-Risk Property & Inland Marine Excess    MHOU02-109                                   Traveler's/ Munich Re             05/01/03
All-Risk Property & Inland Marine Excess    MHOU02-109                                   Traveler's/ Munich Re             05/01/03
Aviation/Aircraft Non-ownership Liability   AV3395001-03                                 AIG Aviation                      02/01/03
Business Auto Liability                     BUA194323128                                 Continental Casualty Company      02/01/03
Business Auto Physical Damage Coverage      BUA 194322500                                Continental Casualty Company      02/01/03
Business Auto Liability (Mexico)            MEX 4003550                                  Grupo Nacional Provencial, S.A.   02/01/03
Business Auto Liability (Puerto Rico)       BUA 194322741                                Continental Casualty Company      02/01/03
Casualty (Foreign) Package                  PHF 059994                                   ACE American Insurance Company    02/01/03
Commercial Crime Coverage                   169843305                                    Continental Casualty Company      04/01/03
Commercial General Liability                GL194323081                                  Continental Casualty Company      02/01/03
Commercial General Liability (Puerto Rico)  GL194323176                                  Transcontinental Insurance Co.    02/01/03
Contractors Professional &
 Pollution Liability                        CPE 114072743                                Columbia Casualty                 02/01/03
Contractors Professional &
 Pollution Liability                        COPS 6192250                                 American Intl. Specialty Ins. Co. 02/01/03
Directors & Officers Liability              81651029                                     Executive Risk Indemnity          02/22/03
Directors & Officers Liability - Excess     EPG0001067                                   RLI Insurance                     02/22/03
Directors & Officers Liability - Excess     MAG1440007310000                             Clarendon America                 02/22/03
Directors & Officers Liability - Excess     6457710                                      Starr Excess Liability Ins. Co.   02/22/03
Directors & Officers Liability - Excess     0591CM0511                                   St. Paul Mercury Insurance Co.    02/22/03
Directors & Officers Liability - Excess     25RRDOX0000300                               Rock River Insurance Company      02/22/03
Directors & Officers Liability - Excess     ELU OPT 2                                    Indian Harbor Insurance Company   02/22/03
Employment Practices Liability              XLEPL-06356                                  XL Insurance                      04/01/03
Executive Risk Coverage (Special Risk)      SCC01259500                                  Underwriters at Lloyds            09/01/03
Fiduciary Liability                         EPG0002598                                   RLI Insurance                     04/01/03
Flood Coverage                              3005778778 (Gulf States, Inc)                Omaha Property & Casualty         03/14/03
Flood Coverage                              3005785377 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                              3005785385 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                              3005785393 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                              3005785401 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                              3005785427 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                              3005785443 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                              3006145571 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                              3008156386 (Stephen C. Pomeroy, Inc)         Omaha Property & Casualty         02/04/03
Flood Coverage                              3008156394 (Aircon Energy, Inc)              Omaha Property & Casualty         02/07/03
Flood Coverage                              3508778309 (Mechanical Svcs of Orlando, Inc) Omaha Property & Casualty         03/19/03

Encompass Policy Summary 2002-2003AAClient Policy Schedule

                                Page 1 of 2 Pages

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

Coverage                                             Policy No                                Insuring Company           Expiration
--------                                             ---------                                ----------------           ----------
Marine Cargo Coverage                       OC 3587459 (Reliable Mechanical, Inc)        Zurich American Ins Co          Continuous
                                                                                                                         until
                                                                                                                         cancelled
Owners & Contractors Protective Liab        OCP194325977 (EMS Houston)                   Continental Casualty Company    06/01/03
Owners & Contractors Protective Liab        OCP 194321802 (Electrical Systems Co)        Continental Casualty Company    03/15/03
Owners & Contractors Protective Liab        OCP194325946 (The Farfield Co)               Continental Casualty Company    04/23/03
Owners & Contractors Protective Liab        OCP194325929 (The Farfield Co)               Continental Casualty Company    04/12/03
Owners & Contractors Protective Liab        OCP 194325932 (Watson Elec.)                 Continental Casualty Company    07/26/03
Owners & Contractors Protective Liability   OCP 194325980 (Farfield)                     Continental Casualty Company    08/23/03
Owners & Contractors Protective Liability   OCP 194325994 (Farfield)                     Continental Casualty Company    06/21/03
Pollution & Remediation - (Air Systems)     PEC000171002                                 Greenwich Insurance Company     02/01/03
Railroad Protective Liability               SCO399065300 (Farfield)                      Zurich American Ins Co          01/05/03
Stop Gap Coverage                           GL194323100                                  Transportation Insurance Co.    02/01/03
Stop Gap Coverage (Puerto Rico)             GL 194323176                                 Transcontinental Insurance Co.  02/01/03
Temporary Disability - Hawaii               TDI 0007097999                               Pacific Guardian Life Ins Co    Continuous
                                             (Engineering Design Group, Inc)                                             until
                                                                                                                         cancelled
Umbrella Coverage - Primary                 BE1392845                                    National Union Fire
                                                                                          Insurance Co. of PA            02/01/03
Umbrella Coverage - Excess                  LQ1B71077194021                              Liberty Mutual Insurance Co.    02/01/03
Umbrella Coverage - Excess                  XCPG20581499                                 Ace American Insurance Co.      02/01/03
Umbrella Coverage - Excess                  AEC3742104-01                                Zurich American Ins Co          02/01/03
Umbrella Coverage - Excess                  TSE9824671                                   Great American Ins. Co.         02/01/03
Umbrella Coverage - Excess                  PHA017197                                    Royal Insurance Co. of America  02/01/03
Umbrella Coverage - Excess                  Q106800196                                   St. Paul Fire & Marine Ins. Co. 02/01/03
Umbrella Coverage - Excess                  639-4409                                     Starr Excess Liability Ins. Co. 02/01/03
Umbrella Coverage - Excess                  ESR - 10735                                  ACE Bermuda Ins., Ltd.          02/01/03
Workers Compensation - Deductible           WC 194323047                                 American Casualty Company
                                                                                          of Readon, PA                  02/01/03
Workers Compensation - Excess Ohio          SP4697OH                                     Employers Reinsurance Corp      02/01/03
Workers Compensation -Retro (AZ, OR, WI)    WC 194323064                                 Transportation Insurance Co.    02/01/03
Exposure Buyback Policy                     EBP - 104/02                                 North Rock Insurance Company    02/01/03

Encompass Policy Summary 2002-2003AAClient Policy Schedule

                                Page 2 of 2 Pages

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                       Month: November and December, 2002


ASSETS                                                 11/30/02       12/31/02    01/31/03  02/28/03   03/31/03  04/30/03  05/31/03
------                                                 --------       --------    --------  --------   --------  --------  --------
Cash and cash equivalents                             85,323,492     52,260,150
Restricted cash                                       53,422,909     86,332,829
Net accounts and notes receivable
 (see detail at MOR - 5)                             560,763,147    349,025,226
Costs and estimated earnings in excess of
 billings on uncompleted contracts                    94,203,383     76,726,954
Inventories                                           14,142,764     12,100,316
Prepaid expenses and other current assets             45,494,030     83,709,249
Deferred tax assets                                   14,309,687     14,309,687
  Total current assets                               867,659,411    674,464,411

Net property plant and equipment                      87,328,926     37,457,309
Goodwill, net                                        100,319,193    100,319,193
Intangible customer lists, net                         5,441,922      3,861,555
Deferred tax assets, net of allowance                  8,628,127      8,628,127
Deferred debt issue costs                             19,505,421     19,505,421
Other long-term assets                                26,586,226     49,411,577
  Total assets                                     1,115,469,227    893,647,593

MOR-2

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                       Month: November and December, 2002


LIABILITIES AND SHAREHOLDERS' EQUITY               11/30/02        12/31/02   1/31/03 2/28/03  3/31/03  4/30/03  5/31/03  1/31/2003
------------------------------------               --------        --------   ------- -------  -------  -------  -------  ---------
Short-term borrowings and current maturities
 of long-term debt                                   528,073         456,324
Accounts payable                                  22,984,428      50,329,246
Billings in excess of costs and estimated
 earnings on uncompleted contracts               100,738,835      72,498,758
Accrued compensation and withholdings
 (see detail at MOR - 4)                          52,023,046      37,704,471
Due to related parties                               813,000            --
Deferred tax liabilities - current                      --              --
Other accrued liabilities
 (see detail at MOR - 4)                          67,681,699      58,786,829
  Total current liabilities                      244,769,081     219,775,629

Long-term debt not subject to compromise                --              --
Due to related parties                                  --              --
Deferred tax liabilities - long term                    --              --
Other long-term liabilities                        3,968,014       3,827,287

Liabilities subject to compromise                198,615,219      96,631,701
Debt and accrued interest subject
 to compromise                                   944,202,866     933,099,218

Preferred stock                                  309,094,731     309,094,731

Shareholders' equity
 Common stock                                         66,641          66,641
 Additional paid in capital                      623,982,006     623,982,006
 Retained earnings (accumulated deficit)      (1,198,804,797) (1,282,405,087)
 Treasury stock                                  (10,424,526)    (10,424,526)
 Accumulated other comprehensive loss                   --              --
  Total shareholders' equity                    (585,180,684)   (668,780,973)
  Total liabilities and shareholders' equity   1,115,469,227     893,647,593

MOR-3

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

               Detail of accrued compensation and withholdings and
                   other accrued liabilities - post-petition
                       Month: November and December, 2002


                                                       11/30/02       12/31/02    1/31/03   2/28/03   3/31/03   4/30/03   5/31/03
                                                       --------       --------    -------   -------   -------   -------   -------
Detail of accrued compensation and withholdings
Accrued salaries and wages                             8,664,832      7,010,575
Accrued commissions                                    1,668,203        912,868
Accrued vacation/holiday                              11,810,429      6,711,668
Accrued 401(k) withholding                               509,236      1,722,003
Accrued 401(k) Co match                                  626,621        397,823
Accrued 401(k) loan                                      102,792         25,129
Accrued bonus                                          1,772,368      1,538,406
Federal Taxes Payable                                  1,546,242        622,459
FICA Payable                                           2,171,972        946,232
State P/R Taxes Payable                                  550,412        426,811
County P/R Taxes Payable                                  39,230         37,547
City P/R Taxes Payable                                    58,690         24,938
Other P/R Taxes Payable                                  682,591        682,164
Union Dues withholding                                   218,718         77,083
Garnishments withholding                                  77,420         49,044
Medical Insurance withholding                          1,817,353      1,580,101
Life Insurance withholding                               289,190        300,447
Dental Insurance withholding                             103,257         95,409
Disability Insurance withholding                         402,380         41,029
COBRA Payable                                               (621)          --
Payroll Savings Deductions withholding                    31,267         11,814
Other withholdings                                      (533,153)      (209,504)
Accrued FUTA                                             132,636        133,929
Accrued SUI                                              395,834        368,375
Accrued union pension - welfare                        2,851,782      1,234,073
Payroll clearing account                                 483,493         46,245
Accrued bonus - other                                 15,549,872     12,917,804
Total accrued compensation and withholdings           52,023,046     37,704,471

Detail of other accrued liabilities
Accrued workers compensation                             404,821        321,035
Accrued dividends                                           --             --
Accrued relocation                                          --             --
Accrued ESPP                                               6,100        (19,338)
Accrued severance and recruiting fees                       --             --
Medical insurance payable                              4,745,825      4,906,848
Accrued interest                                       2,758,638         25,685
Accrued sales tax                                      1,545,562        928,033
Accrued property tax                                     687,972        325,782
Accrued business licenses                                 18,881         19,053
Accrued other taxes                                       94,248         96,382
Accrued miscellaneous                                 16,298,950     11,153,453
Accrued rent                                             666,553          3,350
Deferred revenue                                           2,906          9,063
Restructure reserve                                         --             --
Accrued legal professional audit                         951,170      1,022,576
Accrued insurance                                     24,169,339     25,379,050
Accrued insurance (Non-ESR program)                    4,556,795      4,272,358
Contingent liability insurance payable                      --             --
Liability for warranty costs                           3,808,047      4,059,638
Deferred service contract income                       5,670,672      3,758,870
Income tax payable - corporate                         6,020,207      5,540,885
Federal income tax payments                                 --             --
Federal income tax excess                                   --             --
State income taxes payable                            (4,441,300)    (3,988,160)
City income taxes payable                               (248,725)      (240,411)
Franchise taxes payable                               (1,330,182)    (1,312,314)
Income tax payable - acquisition                            --             --
Other current liabilities                              1,295,219      2,524,993
Total other accrued liabilities                       67,681,699     58,786,829

MOR-4

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                       Month: November and December, 2002

                          Detail of accounts receivable

                                             11/30/02        12/31/02    1/31/03   2/28/03   3/31/03   4/30/03   5/31/03
                                             --------        --------    -------   -------   -------   -------   -------
Aging of trade accounts receivable
0-30 days                                  195,626,982     113,291,717
31-60 days                                 121,523,276      75,579,538
61-90 days                                  76,018,994      51,271,249
91-120 days                                 28,565,842      27,459,488
over 120 days                               64,691,831      39,039,824
Other (a)                                   (2,978,305)     (2,080,526)
Trade accounts receivable                  483,448,619     304,561,290

Trade notes receivable                         343,382         195,771
Retention receivable                        96,689,142      63,161,007
Claims receivable                                   (0)             (0)
Other receivable (b)                         9,712,162       3,766,974
Total accounts receivable                  590,193,306     371,685,043

Less: Allowance for doubtful accounts      (29,430,158)    (22,659,817)
Less: Allowance for claims receivable             --              --
Less: Allowance - high tech receivable            --              --

Net accounts and notes receivable          560,763,147     349,025,226

(a) - represents primarily the elimination of intercompany receivables and payables for work subcontracted to other Encompass entities.

(b) - represents primarily accruals for unbilled revenue in the cleaning systems group.

MOR-5

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al     Petition Date:  November 19, 2002
                                               Case number:    02-43582-H4-11

                           Statement of Income (Loss)
                       Month: November and December, 2002


                             Filing date
                             11/19/02 to
                              month end    Month ended  Month ended  Month ended  Month ended Month ended  Month ended  Filing To
                            November 2002  12/31/2002    1/31/2003    2/28/2003     3/31/2003  4/30/2003    5/31/2003     Date
                            -------------  -----------  -----------  -----------  ----------- -----------  -----------  ----------
Revenues                     45,682,729    110,752,289                                                                  156,435,018

Cost of services             42,690,141    108,952,572                                                                  151,642,713

Gross margin                  2,992,588      1,799,717                                                                    4,792,305

Bad debts                     1,333,079      3,665,320                                                                    4,998,399
Selling and G&A               7,543,183     21,337,030                                                                   28,880,212
Restructuring Charges         1,433,822     (8,676,270)                                                                  (7,242,448)
Goodwill Impairment                  (0)            (1)                                                                          (1)
Total SG&A                   10,310,084     16,326,079                                                                   26,636,163

Total Operating Income       (7,317,496)   (14,526,362)                                                                 (21,843,858)

Interest income                  43,195         53,100                                                                       96,295
Interest (expense)           (2,403,801)      (263,740)                                                                  (2,667,541)
Reorganization Expenses            --      (10,295,428)
Gain (loss) on sale
 of assets                       19,541     (4,894,310)
Other income (expense)          (21,206)       (29,853)                                                                     (51,059)
Total Other Income
 (Expense)                   (2,362,272)   (15,430,230)                                                                 (17,792,502)

Total Pretax Income          (9,679,768)   (29,956,592)                                                                 (39,636,360)

Total Income Tax Provision   (2,200,328)    (7,788,714)                                                                  (9,989,042)

Income from continuing
 operations                  (7,479,440)   (22,167,878)                                                                 (29,647,318)

Income (loss) from disc
  ops, net of tax            (3,936,186)    (1,632,688)                                                                  (5,568,874)
Income (loss) on disposal
 of disc ops, net of tax        239,987    (59,799,723)                                                                 (59,559,736)

Total Net Income Before
 Extraord. Items            (11,175,639)   (83,600,290)                                                                 (94,775,929)

Extraordinary items
 net of tax                        --             --                                                                            --

Total Net Income            (11,175,639)   (83,600,290)                                                                 (94,775,929)

EBITDA                       (5,224,194)   (18,220,245)                                                                 (23,444,438)

MOR-6

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

                         Cash Receipts and Disbursements
                       Month: November and December, 2002


                                                      Month      Month        Month   Month   Month    Month      Month
In Thousands                                       11/30/2002  12/31/2002
------------                                       ----------  ----------     -----   -----   -----    -----      ------
Receipts (continuing operations):
 Pre-petition receipts                                97,036           0
 Post-petition receipts                               63,522     136,531

Total receipts (continuing operations)               160,558     136,531        -        -       -        -          -

Disbursements (continuing operations):
 Pre-petition disbursements                          132,538        -           -        -       -        -          -
 Post-petition - payroll disbursements                21,365      72,050
 Post-petition - operating disbursements              11,676      90,145

Total disbursements (continuing
 operations)                                         165,579     162,195        -        -       -        -          -

Monthly cash flow (deficit) from
 continuing operations                                (5,021)    (25,664)       -        -       -        -          -

Net borrowings (payments) on debt
 during pre-petition period                           (8,400)    (11,103)
Cash consideration from sale of
 companies, net of escrowed amounts                   20,816       3,674
Cash generated (used) by divested
 companies                                               275        -           -        -       -        -          -
Change in reclass of cash overdraft
 balances to accounts payable                        (23,961)       -           -        -       -        -          -
Change in intercompany out of balance                    (10)         30

Net change in cash                                   (16,301)    (33,063)       -        -       -        -          -

Beginning cash balance                               101,624      85,323        -        -       -        -          -

Ending cash balance                                   85,323      52,260        -        -       -        -          -

MOR-7

                         Encompass Services Corporation
                       Cash Activity - Post-Filing Period
                              Supplement to MOR - 7

                                                                                     10/31/2002
                                                                                     ----------
                                                                                           Months of November & December
                                                                                    --------------------------------------------
                                                                                                       backout:
                                                                                    Beginning cash  negative cash  Cash receipts-
                                                                                       & IC Op         reclass      pre-petition
                                                                                    --------------  -------------  -------------
                               Consolidated Cash balance                                101,623,732
                               Consolidated Intercompany operating account                     (812)
BG_Encompass                   Encompass consolidated cash & IC op                      101,624,544     (23,961,326)   97,035,828
      BG_Commercial            Commercial Group                                         681,082,997               0    70,895,385
           BG_7                Rocky Mountain Business Group                             78,191,174               0     6,357,373
                BGR6           EMS - Rocky Mountain                                      22,676,104               0     1,429,092
                BGR7           EET - Rocky Mountain                                      55,515,070               0     4,928,281
           BG_2                North Business Group                                      57,154,270               0     8,030,239
                BGR28          EMS - Capital                                             35,054,647               0     3,643,584
                BGR5           Encompass Power Services                                 (12,426,453)              0       615,351
                BGR9           EET - North Central                                       16,167,566               0     1,930,369
                BGR11          EET - Midwest                                              3,124,594               0       414,598
                BGR12          EET - North                                               15,233,915               0     1,426,337
                BG2.TOTAL      North Business Group OH                                            0               0             0
           BG_3                Pacific Northwest Business Group                          44,949,315               0    12,461,648
                BGR14          Encompass Pacific Northwest                               20,134,141               0     6,039,982
                BGR16          EMS - Northern California                                 24,815,174               0     6,421,666
           BG_5                Pacific Southwest Business Group                          12,102,732               0     4,560,975
                BGR15          EMS - Southern California                                  9,569,118               0     1,088,868
                BGR17          EET - Southern California                                 (1,052,933)              0       953,116
                BGR3           EET - Arizona/Nevada                                       3,586,547               0     2,518,992
           BG_1                South Central Business Group                             162,850,410               0    13,942,001
                BGR1           EMS - South Central                                       24,488,362               0     4,345,919
                BGR2           EET - South Central                                       93,057,475               0     3,905,547
                BGR4           EIS - Southwest                                            6,263,920               0     3,265,181
                BGR8           EMS - Central Florida                                      8,848,187               0       883,209
                BGR10          EET - Oklahoma                                            23,021,370               0       461,158
                BGR24          EIS - Southeast                                            7,171,096               0     1,080,988
                BGR13          South Central Budgets                                              0               0             0
                BG1.TOTAL      Southwest Group OH                                                 0               0             0
           BG_4                Southeast Business Group                                 212,539,025               0    25,583,245
                BGR27          EET - Florida                                             51,424,970               0     8,048,929
                BGR22          EET - Mid-Atlantic                                        45,174,640               0     1,964,098
                BGR20          EET - Southeast                                           48,004,499               0     5,879,611
                BGR21          EMS - Southeast                                           67,934,916               0     9,690,607
                BG4.TOTAL      Southeast Business Group OH                                        0               0             0
           BG_6                Business Solutions Group                                           0               0             0
           OH_Other            Overhead - Other                                         (15,529,652)              0       (32,096)
           BG_Divest           Divested companies                                       128,825,723               0        (8,000)
      BG_Res                   Residential Group                                        212,206,733               0    14,532,756
           BG_Res_South        Residential South Region                                  88,870,202               0     6,884,610
           BG_Res_North        Residential North Region                                 123,336,531               0     7,648,146
           BG_Res_Hou          Residential Adjustments - Other                                    0               0             0
           RA_ADJ.TOTAL        Residential Group Adjustments                                      0               0             0
      BG_CLN                   Cleaning Systems Group                                    24,681,290               0    11,685,068
           BG_Cont_Mgmt        Cleaning Systems Contract Mgmt                             9,367,059               0     8,354,452
           BG_Comm             Cleaning Systems Commercial                               14,200,605               0     2,943,141
           BG_CallCenter       Call Center                                                1,113,626               0       387,475
           BG_CLN_Corp         Cleaning Systems Corp                                              0               0             0
           BG_RC_OH            Cleaning Systems Group Overhead                                    0               0             0
      BG_Global                Global Technologies                                      (10,960,633)              0             0
      BG_Corp                  Encompass Corporate                                     (829,347,169)              0       (77,381)
      LG_GMAC_Adj.TOTAL        Encompass Adjustments                                     23,961,326     (23,961,326)            0
                               Recap of post-petition disbursements
                               02-43582
                               02-43583
                               02-43584
                               02-43585
                               02-43586
                               02-43587
                               02-43588
                               02-43589
                               02-43590
                               02-43591
                               02-43592
                               02-43593
                               02-43594
                               02-43595
                               02-43596
                               02-43598

                                                                                            Months of November and December
                                                                                --------------------------------------------------
                                                                                                                      Payroll
                                                                                Receipts - post-  Disbursements    disbursements-
                                                                                    petition       pre-petition    post-petition
                                                                                ----------------  -------------    --------------
                               Consolidated Cash balance
                               Consolidated Intercompany operating account
BG_Encompass                   Encompass consolidated cash & IC op                    200,052,623   (132,538,326)      (93,415,000)
      BG_Commercial            Commercial Group                                       125,008,939    (87,925,203)      (72,001,000)
           BG_7                Rocky Mountain Business Group                            7,658,820     (7,548,866)       (5,294,000)
                BGR6           EMS - Rocky Mountain                                     3,095,280     (2,457,460)       (1,597,000)
                BGR7           EET - Rocky Mountain                                     4,563,540     (5,091,406)       (3,697,000)
           BG_2                North Business Group                                    31,697,584    (12,533,201)      (12,566,000)
                BGR28          EMS - Capital                                           10,590,485     (4,327,537)       (5,212,000)
                BGR5           Encompass Power Services                                 4,441,000     (1,364,314)       (1,050,000)
                BGR9           EET - North Central                                      3,786,000     (2,051,013)       (2,002,000)
                BGR11          EET - Midwest                                              614,000       (337,498)         (285,000)
                BGR12          EET - North                                             12,266,099     (4,452,838)       (4,017,000)
                BG2.TOTAL      North Business Group OH                                          0              0                 0
           BG_3                Pacific Northwest Business Group                         8,706,475    (14,141,381)       (6,329,000)
                BGR14          Encompass Pacific Northwest                              2,142,000     (8,165,976)         (739,000)
                BGR16          EMS - Northern California                                6,564,475     (5,975,405)       (5,590,000)
           BG_5                Pacific Southwest Business Group                        14,648,138     (6,441,944)       (7,093,000)
                BGR15          EMS - Southern California                                5,692,000     (1,793,206)       (2,419,000)
                BGR17          EET - Southern California                                  (52,862)      (670,953)         (781,000)
                BGR3           EET - Arizona/Nevada                                     9,009,000     (3,977,784)       (3,893,000)
           BG_1                South Central Business Group                            32,010,076    (23,445,319)      (20,431,000)
                BGR1           EMS - South Central                                      6,479,566     (6,408,455)       (4,082,000)
                BGR2           EET - South Central                                      6,510,568     (7,298,581)       (5,569,000)
                BGR4           EIS - Southwest                                         11,044,540     (5,293,102)       (6,231,000)
                BGR8           EMS - Central Florida                                    2,156,691     (1,001,611)       (1,089,000)
                BGR10          EET - Oklahoma                                           1,990,000       (953,957)         (791,000)
                BGR24          EIS - Southeast                                          3,828,711     (2,489,612)       (2,669,000)
                BGR13          South Central Budgets                                            0              0                 0
                BG1.TOTAL      Southwest Group OH                                               0              0                 0
           BG_4                Southeast Business Group                                29,986,560    (23,849,689)      (20,288,000)
                BGR27          EET - Florida                                            9,658,408     (6,943,103)       (5,806,000)
                BGR22          EET - Mid-Atlantic                                       3,164,565     (2,560,041)       (3,212,000)
                BGR20          EET - Southeast                                          5,270,135     (4,287,282)       (4,257,000)
                BGR21          EMS - Southeast                                         11,893,452    (10,059,264)       (7,013,000)
                BG4.TOTAL      Southeast Business Group OH                                      0              0                 0
           BG_6                Business Solutions Group                                         0              0                 0
           OH_Other            Overhead - Other                                            78,084         35,196                 0
           BG_Divest           Divested companies                                         223,202              0                 0
      BG_Res                   Residential Group                                       38,044,694    (14,662,703)       (8,282,000)
           BG_Res_South        Residential South Region                                16,454,504     (8,305,471)       (4,013,000)
           BG_Res_North        Residential North Region                                21,590,190     (6,357,232)       (4,269,000)
           BG_Res_Hou          Residential Adjustments - Other                                  0              0                 0
           RA_ADJ.TOTAL        Residential Group Adjustments                                    0              0                 0
      BG_CLN                   Cleaning Systems Group                                  36,909,313    (19,019,499)       (7,171,000)
           BG_Cont_Mgmt        Cleaning Systems Contract Mgmt                          25,368,235     (8,205,355)       (2,006,000)
           BG_Comm             Cleaning Systems Commercial                             10,730,789    (10,672,970)       (5,158,000)
           BG_CallCenter       Call Center                                                810,289       (141,174)           (7,000)
           BG_CLN_Corp         Cleaning Systems Corp                                            0              0                 0
           BG_RC_OH            Cleaning Systems Group Overhead                                  0              0                 0
      BG_Global                Global Technologies                                         14,995        (86,476)                0
      BG_Corp                  Encompass Corporate                                         74,682    (10,844,445)       (5,961,000)
      LG_GMAC_Adj.TOTAL        Encompass Adjustments                                            0              0                 0
                               Recap of post-petition disbursements
                               02-43582                                                                                          0
                               02-43583                                                                                 (1,433,000)
                               02-43584                                                                                 (5,569,000)
                               02-43585                                                                                          0
                               02-43586                                                                                          0
                               02-43587                                                                                          0
                               02-43588                                                                                          0
                               02-43589                                                                                          0
                               02-43590                                                                                   (724,000)
                               02-43591                                                                                          0
                               02-43592                                                                                   (284,000)
                               02-43593                                                                                   (285,000)
                               02-43594                                                                                   (156,000)
                               02-43595                                                                                   (791,000)
                               02-43596                                                                                          0
                               02-43598                                                                                   (739,000)


                                                                                          Months of November and December
                                                                           -------------------------------------------------------
                                                                                                 Net borrowings
                                                                              Operating           (payments) on    Net decrease
                                                                           disbursements -      debt during pre-    increase) in
                                                                            post-petition        petition period   restricted cash
                                                                           ---------------      ----------------   ---------------
                            Consolidated Cash balance
                            Consolidated Intercompany operating account
BG_Encompass                Encompass consolidated cash & IC op               (101,821,153)          (19,503,648)  (70,582,829)
      BG_Commercial         Commercial Group                                   (96,779,297)                    0      (662,100)
           BG_7             Rocky Mountain Business Group                       (5,284,000)                    0             0
                BGR6        EMS - Rocky Mountain                                  (713,000)                    0             0
                BGR7        EET - Rocky Mountain                                (4,571,000)                    0             0
           BG_2             North Business Group                               (16,500,205)                    0      (662,100)
                BGR28       EMS - Capital                                       (4,747,000)                    0             0
                BGR5        Encompass Power Services                              (860,000)                    0             0
                BGR9        EET - North Central                                   (888,000)                    0             0
                BGR11       EET - Midwest                                         (216,000)                    0             0
                BGR12       EET - North                                         (3,155,900)                    0      (662,100)
                BG2.TOTAL   North Business Group OH                                      0                     0             0
           BG_3             Pacific Northwest Business Group                   (10,329,807)                    0             0
                BGR14       Encompass Pacific Northwest                           (287,000)                    0             0
                BGR16       EMS - Northern California                           (3,844,000)                    0             0
           BG_5             Pacific Southwest Business Group                   (19,582,401)                    0             0
                BGR15       EMS - Southern California                           (3,023,000)                    0             0
                BGR17       EET - Southern California                             (205,000)                    0             0
                BGR3        EET - Arizona/Nevada                               (13,253,217)                    0             0
           BG_1             South Central Business Group                       (24,090,243)                    0             0
                BGR1        EMS - South Central                                 (2,184,000)                    0             0
                BGR2        EET - South Central                                 (3,366,000)                    0             0
                BGR4        EIS - Southwest                                     (1,949,000)                    0             0
                BGR8        EMS - Central Florida                               (1,576,000)                    0             0
                BGR10       EET - Oklahoma                                      (1,048,000)                    0             0
                BGR24       EIS - Southeast                                     (1,110,000)                    0             0
                BGR13       South Central Budgets                                        0                     0             0
                BG1.TOTAL   Southwest Group OH                                           0                     0             0
           BG_4             Southeast Business Group                           (21,200,185)                    0             0
                BGR27       EET - Florida                                       (6,505,000)                    0             0
                BGR22       EET - Mid-Atlantic                                  (2,908,000)                    0             0
                BGR20       EET - Southeast                                     (3,115,000)                    0             0
                BGR21       EMS - Southeast                                     (8,672,185)                    0             0
                BG4.TOTAL   Southeast Business Group OH                                  0                     0             0
           BG_6             Business Solutions Group                                     0                     0             0
           OH_Other         Overhead - Other                                             0                     0             0
           BG_Divest        Divested companies                                  63,227,631                     0             0
      BG_Res                Residential Group                                  (18,263,618)                    0             0
           BG_Res_South     Residential South Region                            (8,781,619)                    0             0
           BG_Res_North     Residential North Region                            (9,482,000)                    0             0
           BG_Res_Hou       Residential Adjustments - Other                              0                     0             0
           RA_ADJ.TOTAL     Residential Group Adjustments                                0                     0             0
      BG_CLN                Cleaning Systems Group                             (16,157,000)                    0             0
           BG_Cont_Mgmt     Cleaning Systems Contract Mgmt                     (14,735,000)                    0             0
           BG_Comm          Cleaning Systems Commercial                         (1,139,999)                    0             0
           BG_CallCenter    Call Center                                           (282,000)                    0             0
           BG_CLN_Corp      Cleaning Systems Corp                                        0                     0             0
           BG_RC_OH         Cleaning Systems Group Overhead                              0                     0             0
      BG_Global             Global Technologies                                          0                     0             0
      BG_Corp               Encompass Corporate                                (13,242,258)          (19,503,648)  (69,920,729)
      LG_GMAC_Adj.TOTAL     Encompass Adjustments                                        0                     0             0
                            Recap of post-petition disbursements
                            02-43582                                                     0
                            02-43583                                              (229,000)
                            02-43584                                            (3,366,000)
                            02-43585                                                     0
                            02-43586                                                     0
                            02-43587                                                     0
                            02-43588                                                     0
                            02-43589                                                     0
                            02-43590                                            (1,380,000)
                            02-43591                                                    (0)
                            02-43592                                              (142,000)
                            02-43593                                              (216,000)
                            02-43594                                              (158,000)
                            02-43595                                            (1,048,000)
                            02-43596                                                     0
                            02-43598                                              (287,000)


                                                                                           Months of November and December
                                                                                --------------------------------------------------
                                                                                 Other amounts
                                                                                    paid by                              Deal
                                                                                   corporate             Deal        consideration
                                                                                  charged to        consideration      received -
                                                                                business units     received - cash       notes
                                                                                --------------     ---------------   -------------
                              Consolidated Cash balance
                              Consolidated Intercompany operating account
BG_Encompass                  Encompass consolidated cash & IC op                           (1)        95,072,670               0
      BG_Commercial           Commercial Group                                     (11,209,537)        78,459,511      36,292,203
           BG_7               Rocky Mountain Business Group                           (616,749)                 0               0
                BGR6          EMS - Rocky Mountain                                    (194,054)                 0               0
                BGR7          EET - Rocky Mountain                                    (422,695)                 0               0
           BG_2               North Business Group                                  (2,458,156)         8,670,832               0
                BGR28         EMS - Capital                                           (572,232)                 0               0
                BGR5          Encompass Power Services                                (133,360)         3,200,000               0
                BGR9          EET - North Central                                     (360,435)         4,745,832               0
                BGR11         EET - Midwest                                           (282,331)           725,000               0
                BGR12         EET - North                                           (1,109,797)                 0               0
                BG2.TOTAL     North Business Group OH                                        0                  0               0
           BG_3               Pacific Northwest Business Group                      (1,404,688)         2,200,000       6,350,000
                BGR14         Encompass Pacific Northwest                             (691,503)         2,200,000       6,350,000
                BGR16         EMS - Northern California                               (713,185)                 0               0
           BG_5               Pacific Southwest Business Group                      (1,457,487)         3,000,000      10,000,000
                BGR15         EMS - Southern California                             (1,173,865)         2,000,000       4,000,000
                BGR17         EET - Southern California                                (67,118)                 0               0
                BGR3          EET - Arizona/Nevada                                    (216,504)         1,000,000       6,000,000
           BG_1               South Central Business Group                          (3,192,893)         3,300,000      14,681,219
                BGR1          EMS - South Central                                   (1,136,875)                 0      14,681,219
                BGR2          EET - South Central                                   (2,306,410)                 0               0
                BGR4          EIS - Southwest                                          452,668                  0               0
                BGR8          EMS - Central Florida                                    (98,919)                 0               0
                BGR10         EET - Oklahoma                                              (521)         3,300,000               0
                BGR24         EIS - Southeast                                         (102,836)                 0               0
                BGR13         South Central Budgets                                          0                  0               0
                BG1.TOTAL     Southwest Group OH                                             0                  0               0
           BG_4               Southeast Business Group                              (1,531,428)         2,700,000         725,000
                BGR27         EET - Florida                                           (519,064)         2,000,000               0
                BGR22         EET - Mid-Atlantic                                      (378,427)                 0               0
                BGR20         EET - Southeast                                         (257,661)                 0               0
                BGR21         EMS - Southeast                                         (376,276)           700,000         725,000
                BG4.TOTAL     Southeast Business Group OH                                    0                  0               0
           BG_6               Business Solutions Group                                       0                  0               0
           OH_Other           Overhead - Other                                               0                  0               0
           BG_Divest          Divested companies                                      (548,137)        58,588,679       4,535,984
      BG_Res                  Residential Group                                     (2,116,517)         1,086,159               0
           BG_Res_South       Residential South Region                              (1,494,295)         1,086,159               0
           BG_Res_North       Residential North Region                                (622,222)                 0               0
           BG_Res_Hou         Residential Adjustments - Other                                0                  0               0
           RA_ADJ.TOTAL       Residential Group Adjustments                                  0                  0               0
      BG_CLN                  Cleaning Systems Group                                 2,011,576         15,527,000               0
           BG_Cont_Mgmt       Cleaning Systems Contract Mgmt                        (3,293,291)        15,527,000               0
           BG_Comm            Cleaning Systems Commercial                            5,303,791                  0               0
           BG_CallCenter      Call Center                                                1,076                  0               0
           BG_CLN_Corp        Cleaning Systems Corp                                          0                  0               0
           BG_RC_OH           Cleaning Systems Group Overhead                                0                  0               0
      BG_Global               Global Technologies                                     (183,069)                 0               0
      BG_Corp                 Encompass Corporate                                   11,497,546                  0     (36,292,203)
      LG_GMAC_Adj.TOTAL       Encompass Adjustments                                          0                  0               0
                              Recap of post-petition disbursements
                              02-43582
                              02-43583
                              02-43584
                              02-43585
                              02-43586
                              02-43587
                              02-43588
                              02-43589
                              02-43590
                              02-43591
                              02-43592
                              02-43593
                              02-43594
                              02-43595
                              02-43596
                              02-43598


                                                                                  Months of November
                                                                                     and December        12/31/2002
                                                                                  ------------------    ------------
                                                                                       Net cash
                                                                                      collected/
                                                                                     (disbursed)
                                                                                       divested        Ending cash &
                                                                                       companies            IC Op
                                                                                     -----------       --------------
                                    Consolidated Cash balance                                              52,260,150
                                    Consolidated Intercompany operating account                                22,245
BG_Encompass                        Encompass consolidated cash & IC op                  274,523           52,237,905
      BG_Commercial                 Commercial Group                                     274,523          445,570,752
           BG_7                     Rocky Mountain Business Group                              0           73,463,752
                BGR6                EMS - Rocky Mountain                                       0           22,238,962
                BGR7                EET - Rocky Mountain                                       0           51,224,790
           BG_2                     North Business Group                                       0           51,538,021
                BGR28               EMS - Capital                                              0           34,429,947
                BGR5                Encompass Power Services                                   0           (7,577,776)
                BGR9                EET - North Central                                        0           21,328,319
                BGR11               EET - Midwest                                              0            3,757,364
                BGR12               EET - North                                                0           15,528,716
                BG2.TOTAL           North Business Group OH                                    0                    0
           BG_3                     Pacific Northwest Business Group                           0           24,391,490
                BGR14               Encompass Pacific Northwest                                0           26,982,643
                BGR16               EMS - Northern California                                  0           21,678,726
           BG_5                     Pacific Southwest Business Group                           0           (2,879,999)
                BGR15               EMS - Southern California                                  0           13,940,915
                BGR17               EET - Southern California                                  0           (1,876,750)
                BGR3                EET - Arizona/Nevada                                       0           (3,013,718)
           BG_1                     South Central Business Group                               0          115,894,501
                BGR1                EMS - South Central                                        0           36,183,735
                BGR2                EET - South Central                                        0           84,933,599
                BGR4                EIS - Southwest                                            0            7,553,207
                BGR8                EMS - Central Florida                                      0            8,122,557
                BGR10               EET - Oklahoma                                             0           25,979,049
                BGR24               EIS - Southeast                                            0            5,709,346
                BGR13               South Central Budgets                                      0                    0
                BG1.TOTAL           Southwest Group OH                                         0                    0
           BG_4                     Southeast Business Group                                   0          194,668,175
                BGR27               EET - Florida                                              0           51,359,140
                BGR22               EET - Mid-Atlantic                                         0           41,244,835
                BGR20               EET - Southeast                                            0           47,237,303
                BGR21               EMS - Southeast                                            0           54,826,897
                BG4.TOTAL           Southeast Business Group OH                                0                    0
           BG_6                     Business Solutions Group                                   0                    0
           OH_Other                 Overhead - Other                                           0          (15,448,468)
           BG_Divest                Divested companies                                   274,523          378,572,210
      BG_Res                        Residential Group                                          0          208,335,373
           BG_Res_South             Residential South Region                                   0           78,406,856
           BG_Res_North             Residential North Region                                   0          129,928,517
           BG_Res_Hou               Residential Adjustments - Other                            0                    0
           RA_ADJ.TOTAL             Residential Group Adjustments                              0                    0
      BG_CLN                        Cleaning Systems Group                                     0           48,466,748
           BG_Cont_Mgmt             Cleaning Systems Contract Mgmt                             0           30,377,098
           BG_Comm                  Cleaning Systems Commercial                                0           16,207,357
           BG_CallCenter            Call Center                                                0            1,882,292
           BG_CLN_Corp              Cleaning Systems Corp                                      0                    0
           BG_RC_OH                 Cleaning Systems Group Overhead                            0                    0
      BG_Global                     Global Technologies                                        0          (11,215,182)
      BG_Corp                       Encompass Corporate                                        0         (973,616,605)
      LG_GMAC_Adj.TOTAL             Encompass Adjustments                                      0                    0
                                    Recap of post-petition disbursements
                                    02-43582                                                                        0
                                    02-43583                                                               (1,662,000)
                                    02-43584                                                               (8,935,000)
                                    02-43585                                                                        0
                                    02-43586                                                                        0
                                    02-43587                                                                        0
                                    02-43588                                                                        0
                                    02-43589                                                                        0
                                    02-43590                                                               (2,104,000)
                                    02-43591                                                                       (0)
                                    02-43592                                                                 (426,000)
                                    02-43593                                                                 (501,000)
                                    02-43594                                                                 (314,000)
                                    02-43595                                                               (1,839,000)
                                    02-43596                                                                        0
                                    02-43598                                                               (1,026,000)

1/31/20034:46 PM                   Page 1 of 3 Pages            Monthly Operating Report - Dec & Nov RV(b)Cash Rollforward December

                         Encompass Services Corporation
                       Cash Activity - Post-Filing Period
                              Supplement to MOR - 7

                        10/31/2002                        Months of November & December
                       -----------     --------------------------------------------------------------
                                          backout:
                       Beginning cash  negative cash  Cash receipts  Receipts - post-   Disbursements
                          & IC Op         reclass      pre-petition      petition       pre-petition
                       --------------  -------------  -------------  ----------------   -------------
02-43599
02-43600
02-43601
02-43602
02-43603
02-43604
02-43605
02-43606
02-43607
02-43608
02-43609
02-43610
02-43611
02-43612
02-43613
02-43614
02-43615
02-43617
02-43619
02-43620
02-43621
02-43622
02-43623
02-43624
02-43625
02-43626
02-43627
02-43628
02-43629
02-43630
02-43631
02-43632
02-43633
02-43634
02-43636
02-43637
02-43638
02-43639
02-43640
02-43641
02-43643
02-43644
02-43645
02-43647
02-43648
02-43649
02-43650
02-43651
02-43652
02-43653
02-43654
02-43655
02-43656
02-43657
02-43658
02-43659
02-43660
02-43661
02-43662
02-43663
02-43664
02-43665
02-43666
02-43667
02-43668
02-43669
02-43670
02-43673
02-43674
02-43675
02-43676
02-43678

                                                           Months of November & December
                  ---------------------------------------------------------------------------------------------------------
                                                                                            Other amounts
                                                        Net borrowings                         paid by
                      Payroll          Operating         (payments) on     Net decrease       corporate            Deal
                  disbursements -   disbursements -    debt during pre-    (increase) in      charged to      consideration
                   post-petition     post-petition      petition period   restricted cash   business units   received - cash
                  ---------------   ---------------    ----------------   ---------------  ---------------   ---------------
02-43599                 (7,000)         (282,000)
02-43600                      0                (0)
02-43601               (159,000)         (162,000)
02-43602                      0                 0
02-43603             (4,082,000)       (2,184,000)
02-43604                      0                 0
02-43605                      0                (0)
02-43606             (6,231,000)       (1,949,000)
02-43607             (2,058,000)       (4,695,000)
02-43608             (1,089,000)       (1,576,000)
02-43609             (5,961,000)      (10,497,690)
02-43610                      0                 0
02-43611               (195,000)         (135,000)
02-43612             (5,590,000)       (3,844,000)
02-43613                      0                 0
02-43614                      0                 0
02-43615                      0                (0)
02-43617                      0                (0)
02-43619                      0                 0
02-43620             (2,419,000)       (3,023,000)
02-43621             (3,008,000)       (7,595,001)
02-43622                      0                 0
02-43623                      0                 0
02-43624               (327,000)         (345,000)
02-43625                      0                 0
02-43626             (5,158,000)       (1,139,999)
02-43627                      0                (0)
02-43628                      0                 0
02-43629             (2,006,000)      (14,735,000)
02-43630               (663,000)         (304,000)
02-43631                      0                 0
02-43632                      0                 0
02-43633                      0                 0
02-43634                      0                 0
02-43636             (1,597,000)         (713,000)
02-43637               (274,000)         (189,000)
02-43638                      0                 0
02-43639                      0                 0
02-43640                      0                 0
02-43641             (2,669,000)       (1,110,000)
02-43643                      0                 0
02-43644                      0                 0
02-43645               (104,000)          (76,000)
02-43647                      0                 0
02-43648                      0                 0
02-43649               (781,000)         (205,000)
02-43650                      0                 0
02-43651                      0                 0
02-43652             (2,302,000)       (2,157,000)
02-43653               (233,000)          (74,000)
02-43654                      0                 0
02-43655             (5,223,000)       (5,958,000)
02-43656             (2,910,000)       (2,590,000)
02-43657               (925,000)         (293,000)
02-43658               (676,000)         (632,000)
02-43659               (374,000)         (228,000)
02-43660             (2,584,000)       (2,926,900)
02-43661                      0                (0)
02-43662               (249,000)       (1,416,000)
02-43663                      0                 0
02-43664                      0                 0
02-43665                      0                 0
02-43666                      0                 0
02-43667                      0                 0
02-43668                      0                 0
02-43669                      0                 0
02-43670                      0                (0)
02-43673                      0                 0
02-43674                      0        (2,744,568)
02-43675               (219,000)         (301,000)
02-43676                      0                (0)
02-43678             (5,806,000)       (4,671,000)


                  Months of November & December     12/31/2002
                  ------------------------------  -------------
                                     Net cash
                        Deal        collected/
                    consideration  (disbursed)
                     received -      divested     Ending cash &
                        notes       companies         IC Op
                    -------------  -----------    -------------
02-43599                                              (289,000)
02-43600                                                    (0)
02-43601                                              (321,000)
02-43602                                                     0
02-43603                                            (6,266,000)
02-43604                                                     0
02-43605                                                    (0)
02-43606                                            (8,180,000)
02-43607                                            (6,753,000)
02-43608                                            (2,665,000)
02-43609                                           (16,458,690)
02-43610                                                     0
02-43611                                              (330,000)
02-43612                                            (9,434,000)
02-43613                                                     0
02-43614                                                     0
02-43615                                                    (0)
02-43617                                                    (0)
02-43619                                                     0
02-43620                                            (5,442,000)
02-43621                                           (10,603,001)
02-43622                                                     0
02-43623                                                     0
02-43624                                              (672,000)
02-43625                                                     0
02-43626                                            (6,297,999)
02-43627                                                    (0)
02-43628                                                     0
02-43629                                           (16,741,000)
02-43630                                              (967,000)
02-43631                                                     0
02-43632                                                     0
02-43633                                                     0
02-43634                                                     0
02-43636                                            (2,310,000)
02-43637                                              (463,000)
02-43638                                                     0
02-43639                                                     0
02-43640                                                     0
02-43641                                            (3,779,000)
02-43643                                                     0
02-43644                                                     0
02-43645                                              (180,000)
02-43647                                                     0
02-43648                                                     0
02-43649                                              (986,000)
02-43650                                                     0
02-43651                                                     0
02-43652                                            (4,459,000)
02-43653                                              (307,000)
02-43654                                                     0
02-43655                                           (11,181,000)
02-43656                                            (5,500,000)
02-43657                                            (1,218,000)
02-43658                                            (1,308,000)
02-43659                                              (602,000)
02-43660                                            (5,510,900)
02-43661                                                    (0)
02-43662                                            (1,665,000)
02-43663                                                     0
02-43664                                                     0
02-43665                                                     0
02-43666                                                     0
02-43667                                                     0
02-43668                                                     0
02-43669                                                     0
02-43670                                                    (0)
02-43673                                                     0
02-43674                                            (2,744,568)
02-43675                                              (520,000)
02-43676                                                    (0)
02-43678                                           (10,477,000)


1/31/20034:46PM               Page 2 of 3 Pages                 Monthly Operating Report - Dec & Nov RV(b)Cash Rollforward December

                         Encompass Services Corporation
                       Cash Activity - Post-Filing Period
                              Supplement to MOR - 7


                   10/31/2002                               Months of November and December
                 --------------  --------------------------------------------------------------------------------------------------
                                    backout:                                                         Payroll          Operating
                 Beginning cash  negative cash  Cash receipts-  Receipts - post-  Disbursements   disbursements -   disbursements -
                    & IC Op         reclass      pre-petition      petition       pre-petition    post-petition     post-petition
                 --------------  -------------  --------------  ----------------  -------------   ---------------   ---------------
02-43679                                                                                                       0                 0
02-43680                                                                                                 (98,000)         (101,000)
02-43681                                                                                              (3,212,000)       (2,908,000)
02-43682                                                                                                       0                (0)
02-43684                                                                                                       0                (0)
02-43686                                                                                                (199,000)         (251,000)
02-43687                                                                                                       0                 0
02-43688                                                                                                (266,000)         (417,000)
02-43689                                                                                                       0                 0
02-43690                                                                                              (3,893,000)       (3,743,000)
02-43691                                                                                                (648,000)         (369,000)
02-43692                                                                                                (662,000)         (452,000)
02-43693                                                                                                       0                (0)
02-43694                                                                                              (2,772,000)       (4,278,000)
02-43695                                                                                                       0                (0)
02-43696                                                                                              (1,340,000)         (436,000)
02-43697                                                                                              (4,257,000)       (3,115,000)
02-43698                                                                                                       0                 0
02-43700                                                                                                       0                 0
02-43701                                                                                                       0                 0
02-43702                                                                                                (208,000)         (174,000)
02-43703                                                                                                       0                 0
02-43704                                                                                                       0                 0
02-43705                                                                                                       0                 0
02-43706                                                                                                       0                 0
02-43708                                                                                                       0                 0
                                                                                                     -----------      ------------
                                                                                                     (93,415,000)     (101,821,154)
                                                                                                     ===========      ============

                                                     Months of November and December                                12/31/2002
              --------------------------------------------------------------------------------------------------    ----------
                                                  Other amounts                                        Net cash
               Net borrowings     Net decrease       paid by                              Deal        collected/
                (payments) on     increase) in     corporate             Deal        consideration  (disbursed)
              debt during pre-   (restricted       charged to       consideration      received -     divested     Ending cash &
               petition period        cash        business units    received - cash       notes       companies         IC Op
              ----------------   -------------    --------------    ---------------  -------------  ------------   -------------
02-43679                                                                                                                       0
02-43680                                                                                                                (199,000)
02-43681                                                                                                              (6,120,000)
02-43682                                                                                                                      (0)
02-43684                                                                                                                      (0)
02-43686                                                                                                                (450,000)
02-43687                                                                                                                       0
02-43688                                                                                                                (683,000)
02-43689                                                                                                                       0
02-43690                                                                                                              (7,636,000)
02-43691                                                                                                              (1,017,000)
02-43692                                                                                                              (1,114,000)
02-43693                                                                                                                      (0)
02-43694                                                                                                              (7,050,000)
02-43695                                                                                                                      (0)
02-43696                                                                                                              (1,776,000)
02-43697                                                                                                              (7,372,000)
02-43698                                                                                                                       0
02-43700                                                                                                                       0
02-43701                                                                                                                       0
02-43702                                                                                                                (382,000)
02-43703                                                                                                                       0
02-43704                                                                                                                       0
02-43705                                                                                                                       0
02-43706                                                                                                                       0
02-43708                                                                                                                       0
                                                                                                                    ------------
                                                                                                                    (195,236,154)
                                                                                                                    ============

1/31/20034:46PM              Page 3 of 3 Pages                  Monthly Operating Report - Dec & Nov RV(b)Cash Rollforward December

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11



Cash Account Reconciliation
Month: November and December, 2002

Filed via affidavit.

MOR - 8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


In re:                                 )                CHAPTER 11
                                       )
ENCOMPASS SERVICES CORPORATION,        )
et al.                                 )                Case No. 02-43582-H4-11
                                       )
        Debtors.                       )                JOINTLY ADMINISTERED

     AFFIDAVIT OF JAMES D. MCCOY REGARDING DEBTORS' MONTHLY OPERATING REPORT (COMMENCEMENT DATE THROUGH DECEMBER 31, 2002)

STATE OF TEXAS    )
                  ) :ss
COUNTY OF HARRIS  )

     James D. McCoy, being duly sworn, deposes and says:

     1. I am the Chief Accounting Officer of Encompass Services Corporation ("Encompass"), which is the direct and indirect parent company of those subsidiaries whose chapter 11 cases are being jointly administered under the above-referenced case number (collectively, the "Debtors"). I have been employed by Encompass since November 13, 2002, and I am familiar with the Debtors' day-to-day operations, business affairs, and books and records.

     2. The Debtors and the Office of the United States Trustee for the Southern District of Texas ("U.S. Trustee") have agreed that the Debtors shall be permitted to file consolidated monthly operating reports. The Debtors and the U.S. Trustee have further agreed that the first such monthly operating report (the "MOR"), covering the period from November 19, 2002 (the "Commencement Date") through December 31, 2002, shall be submitted on or before January 31, 2003.

     3. The Debtors have endeavored to include in the MOR the most complete and accurate information available to them. However, with regard to section 8 of the MOR ("MOR-8"), which requires the Debtors to provide a cash account reconciliation for the period covered by the MOR, it would be unduly burdensome for the Debtors to provide such information.

     4. As set forth in the Debtors' Expedited Motion for Interim Order (A) Authorizing Continuation of Cash Management System, (B) Waiving Certain Requirements Regarding Debtor in Possession Bank Accounts and Business Forms, and (C) Setting Date,

Time, and Place for Final Hearing (Docket #10, the "Cash Management Motion"), the Debtors have a de-centralized cash management system comprised of over 400 bank accounts at various banks and financial institutions across the country.

     5. Encompass's Corporate Treasury Department ("Corporate Treasury") maintains two concentration accounts and two controlled disbursement accounts to control receipts and disbursements to all of the individual business unit accounts./1/ Each of the Debtors' business units that is geographically located within a market serviced by either Bank of America or JP Morgan Chase (the "Lead Banks") maintains accounts at one of these banks. Business units outside of the Lead Banks' market areas use other banking institutions.

     6. Disbursements for accounts payable are funded from controlled disbursement accounts that have been established at each of the Lead Banks. These accounts are zero balance accounts that are funded either from Corporate Treasury's concentration accounts or by drawing down on the Debtors' line of credit as checks are presented for payment.

     7. Each business unit's daily receipts are deposited at the local bank utilized by that business unit. These funds are then withdrawn and transferred to one of the concentration accounts via intra-bank transfers, ACH transfers or wire transfers. Deposits made to accounts at one of the Lead Banks are automatically transferred to a corporate concentration account on a daily basis. Deposits made to accounts at other institutions are controlled and transferred by Corporate Treasury to a Corporate Treasury concentration account via an inter-bank system. The funds in the concentration accounts are used to fund the controlled disbursement accounts.

     8. In light of the manner in which the Debtors' cash management system operates, it would be extremely burdensome for the Debtors to provide the information requested on MOR-8 for each and every bank account maintained by its numerous business units.

     9. The Debtors have continued to utilize their existing cash management system, as more fully described in the Cash Management Motion, and the ending cash balance for the period from the Commencement Date through December 31, 2002 was $52,260,150.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------
/1/ One concentration account and controlled disbursement account are maintained at Bank of America and the second concentration and controlled disbursement accounts are maintained at JP Morgan Chase.

Dated: January 31, 2003


                                                -------------------------------
                                                James D. McCoy
                                                Chief Accounting Officer

STATE OF TEXAS    )
                  )  ss:
COUNTY OF HARRIS  )

     SWORN TO AND SUBSCRIBED before me, a Notary Public for the State of Texas, on this 31 day of January, 2003.

                                                -------------------------------
                                                Notary Public, State of Texas
                                                My Commission Expires on:
                                                                         ------

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

                     Payments to Insiders and Professionals
                       Month: November and December, 2002

                                              Filing date
                                               11/19/02
                             Compensation    to month end    Month of      Month of     Month of     Month of   Month of  Month of
   Insiders: Name/Position       Type        November 2002 December 2002 January 2003 February 2003 March 2003 April 2003 May 2003
   -----------------------   ------------    ------------- ------------- ------------ ------------- ---------- ---------- --------
1.  Henry P. Holland,        Salary and
    Interim President and    expense
    Chief Operating Officer  reimbursement      19,942          34,189

2.  Daniel W. Kipp,
    Senior Vice President,   Salary and
    Chief Information and    expense
    Administrative Officer   reimbursement      11,744          20,309

3.  Darren B. Miller,        Salary and
    Senior Vice President    expense
    and Chief Financial      reimbursement      13,202          22,916
    Officer

4.  Gray H. Muzzy,
    Senior Vice President,   Salary and
    General Counsel and      expense
    Secretary                reimbursement      12,603          21,220

5.  James McCoy,
    Vice President -
    Chief Accounting         Salary and
    Officer, effective       expense
    as of 11/15/02           reimbursement       7,708          15,529

6.  Todd A. Matherne,        Salary and
    Vice President -         expense
    Treasurer                reimbursement       9,717          16,666

7.  Ray Naizer,              Salary and
    Senior Vice President -  expense
    Operations               reimbursement      11,042          22,084

8.  Stephen A. Bate,         Salary and
    Vice President -         expense
    Operations               reimbursement       8,750          18,745

9.  Patrick L. McMahon,      Salary and
    Senior Vice President -  expense
    Operations               reimbursement      12,155          27,358

10. James Cocca,             Salary and
    Senior Vice President -  expense
    Operations               reimbursement      11,934          23,584

11. James L. Phillips,       Salary and
    Senior Vice President -  expense
    Operations               reimbursement       8,125          18,750

12. Layne Albert,            Salary and
    Assistant Secretary      expense
                             reimbursement       6,458          12,916

13. Allan R. Conge,
    Assistant Secretary      Salary and
    and Associate General    expense
    Counsel                  reimbursement       6,250          12,500

13. John Hale,
    Assistant Secretary      Salary and
    and Associate General    expense
    Counsel                  reimbursement       6,250          12,500

13. Tony Visage,
    Assistant Secretary      Salary and
    and Associate General    expense
    Counsel                  reimbursement       6,250          12,500

13. Robert Arnold,           Salary and
    Assistant Secretary      expense
    and Assistant Treasurer  reimbursement       4,167           8,334

14. Joseph M. Ivey,          Salary and
    former President and     expense
    Chief Executive Officer  reimbursement      43,178           9,615

15. L. Scott Biar,
    former Vice President    Salary and
    and Chief Accounting     expense
    Officer                  reimbursement       5,822               -

16. Michael Gries,
    Chairman of the Board,
    Senior Vice President
    and Chief Restructuring
    Officer                                          -               -

17. J. Patrick Millinor, Jr.,
    Director and former      Expense
    Chairman of the Board    reimbursement           -           1,567

Total Insiders                                 205,297         311,282


                                              Filing date
                                               11/19/02
        Professionals:                       to month end    Month of      Month of     Month of     Month of   Month of  Month of
       Name/Order Date                       November 2002 December 2002 January 2003 February 2003 March 2003 April 2003 May 2003
   -----------------------                   ------------- ------------- ------------ ------------- ---------- ---------- --------
1. FTI Consulting            Accountants/
                             Financial Advisors      0         129,354
2. Winstead Schrest          Legal services          0         247,632
3. FTI Consulting            Accountants/
                             Financial Advisors      0         174,325
4.                                                   0
5.                                                   0
6.                                                   0
Total Professionals                                  0         551,311

(a) - Pursuant to the Court's December 18, 2002 Administrative Order Pursuant to Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals, monthly statements for professionals' fees and expenses incurred through December 31, 2002 are not due until January 25, 2003. The objection period for these monthly statements expires on February 10, 2003, after which time, the Debtors are authorized to pay any undisputed fees and expenses requested pursuant to such monthly statements.

MOR - 9